245-245-245 1-85-129 84-185-72 Westbury Bancorp, Inc. WBB 2014 Sterne Agee Financial Institutions Investor Conference Investor Presentation February 13, 2014 Raymond F. Lipman – Chairman, CEO & President

245-245-245 1-85-129 84-185-72 Forward-Looking Statements This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “believe,” “contemplate,” “continue,” “intend,” “target” and words of similar meaning. These forward-looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this annual report. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • our ability to manage our operations under the current adverse economic conditions nationally and in our market area; • adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values); • significant increases in our loan losses, including as a result of our inability to resolve classified assets, and management’s assumptions in determining the adequacy of the allowance for loan losses; • credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses; • competition among depository and other financial institutions; • our success in increasing our commercial business, commercial real estate and multi-family lending; • our success in introducing new financial products; • our ability to attract and maintain deposits; 2

245-245-245 1-85-129 84-185-72 Forward-Looking Statements – Cont’d. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • our ability to improve our asset quality even as we increase our non-residential lending; • changes in interest rates generally, including changes in the relative differences between short term and long term interest rates and in deposit interest rates, that may affect our net interest margin and funding sources; • fluctuations in the demand for loans, which may be affected by the number of unsold homes, land and other properties in our market areas and by declines in the value of real estate in our market area; • changes in consumer spending, borrowing and savings habits; • further declines in the yield on our assets resulting from the current low interest rate environment; • risks related to a high concentration of loans secured by real estate located in our market area; • the results of examinations by our regulators, including the possibility that our regulators may, among other things, require us to increase our reserve for loan losses, write down assets, change our regulatory capital position, limit our ability to borrow funds or maintain or increase deposits, or prohibit us from paying dividends, which could adversely affect our dividends and earnings; • changes in the level of government support of housing finance; • our ability to enter new markets successfully and capitalize on growth opportunities; • changes in consumer spending, borrowing and savings habits; • changes in laws or government regulations or policies affecting financial institutions, including the Dodd-Frank Act, particularly the new capital regulations, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board; • changes in our organization, compensation and benefit plans; • loan delinquencies and changes in the underlying cash flows of our borrowers; • risks and costs associated with operating as a publicly traded company; • changes in the financial condition or future prospects of issuers of securities that we own; and • other economic, competitive, governmental, regulatory and operational factors affecting our operations, pricing, products and services described elsewhere in this presentation. 3

245-245-245 1-85-129 84-185-72 Franchise Overview ► Established in 1926 under the name West Bend S&LA ► Changed name to West Bend Savings Bank in 1993 ► Formed a no-stock MHC – WBSB Bancorp, MHC – in 2001 ► In 2008, acquired Continental Savings Bank, Milwaukee, WI, in a merger of mutually-owned institutions – In connection with the merger, the Bank was renamed Westbury Bank ► Completed mutual to stock conversion in April 2013 ► Twelve full-service locations with primary markets consisting of Washington and Waukesha Counties – Soon will have 10 branches as Westbury announced in January 2014 the closing of two branches 4 1 Washington County, WI 2013 2013 # of Deposits Market Rank Institution Branches ($000) Share (%) 1 Bank of Montreal 6 408,876 17.07 2 Westbury Bancorp Inc. (WI) 10 371,240 15.50 3 Commerce Financial Hldgs Inc. (WI) 1 226,524 9.46 4 Oconomow oc Bancshares Inc. (WI) 3 186,303 7.78 5 Associated Banc-Corp (WI) 5 185,092 7.73 Total For Institutions In Market 54 2,395,604 Waukesha County, WI 2013 2013 # of Deposits Market Rank Institution Branches ($000) Share (%) 1 Bank of Montreal 19 1,643,260 16.43 2 JPMorgan Chase & Co. (NY) 13 900,371 9.00 3 U.S. Bancorp (MN) 15 801,102 8.01 4 Associated Banc-Corp (WI) 17 742,031 7.42 5 Wintrust Financial Corp. (IL) 5 679,824 6.80 30 Westbury Bancorp Inc. (WI) 1 56,919 0.57 Total For Institutions In Market 192 10,003,608 Milwaukee County, WI 2013 2013 # of Deposits Market Rank Institution Branches ($000) Share (%) 1 U.S. Bancorp (MN) 31 19,465,623 46.88 2 Bank of Montreal 43 6,471,528 15.59 3 JPMorgan Chase & Co. (NY) 13 4,353,726 10.49 4 Associated Banc-Corp (WI) 17 3,723,089 8.97 5 Wells Fargo & Co. (CA) 9 1,203,603 2.90 28 Westbury Bancorp Inc. (WI) 1 28,033 0.07 Total For Ins itutions In Market 275 41,520,709 WBB Branch Source: FDIC June 30, 2013 deposit information.

245-245-245 1-85-129 84-185-72 Experienced Management Team ► Raymond F. Lipman – Chairman, Chief Executive Officer & President – Serves as Chairman, CEO & President of Westbury Bancorp – More than 38 years of banking experience ► Greg J. Remus – Chief Operating Officer, Senior Vice President & Chief Lending Officer – Joined Westbury Bank in 2009 – More than 20 years of banking experience ► Kirk J. Emerich – Senior Vice President & Chief Financial Officer – Joined Westbury Bank in 1992 – More than 27 years of experience in the Financial Services industry ► Michael L. Holland – Senior Vice President & Chief Credit Officer – Joined Westbury Bank in 2012 – More than 10 years of experience in the Financial Services industry ► Glenn Stadler – Senior Vice President of Commercial Lending – Joined Westbury Bank in 2012 – More than 25 years of C&I lending experience ► Peter Lee – Senior Vice President of Retail Banking – Joined Westbury Bank in 2011 – More than 27 years of retail banking experience 5

245-245-245 1-85-129 84-185-72 Experienced Management Team – Cont’d. ► Nancie P. Heaps – Senior Vice President of Human Resources and Marketing – Joined Westbury Bank in 1973 – More than 40 years of banking experience ► Andrew M. Narr – Senior Vice President of Commercial Lending and Wealth Management – Joined Westbury Bank in 2005 – More than 15 years of banking experience ► Steve W. Sinner – Vice President & Controller – Joined Westbury Bank in January 2013 – More than 39 years of banking experience ► Lisa M. Hannon – Vice President of Retail Sales – Joined Westbury Bank in December 2013 – More than 20 years of banking experience 6

245-245-245 1-85-129 84-185-72 Westbury Bancorp’s Story ► Strive to Operate Like a Commercial Bank – Decision made to become more “bank-like” vs. operating as a “traditional” thrift – Focus on growing commercial business, CRE and multifamily loans and increasing transaction accounts – Infrastructure in place – people, technology and marketing brand – for Company to grow and become more profitable in the future – Westbury has recently assembled a team to assist with the development of retail products and improve cost efficiencies ► Recent Developments – Formal agreement with OCC terminated in December 2013 – Promoted Greg Remus to COO in January 2014 – Asset quality continues to improve • NPAs down to $6.2 million or 1.15% of assets at 12/31/13 – Starting to see growth in loan portfolio this past quarter • Conscious decision made by management and Board to continue to focus on (i) reducing NPAs, and (ii) allowing less desirable loans to leave the Bank • Experienced team of leaders in place to grow loan portfolio – Announced closure of two branches in January 2014 due to reduced lobby traffic and slow deposit growth 7

245-245-245 1-85-129 84-185-72 Westbury Bancorp’s Story – Cont’d. ► Loan Portfolio – We have achieved a broadly diversified loan portfolio – Our team has experience in multiple categories of lending – CRE, multifamily, and C&I – Outstanding loan balances have declined in recent years as a result of a conscious decision by management and Board to focus on asset quality and overall credit worthiness of the portfolio – We believe WBB is poised for loan growth • Newly assembled commercial banking team • Asset quality issues under control • Credit monitoring procedures in place ► Asset Quality – NPAs of $6.2 million or 1.15% of assets 12/31/13 – Improvement attributable largely to management’s focus on enhanced credit monitoring procedures ► Capital – Completed mutual to stock conversion in April 2013, raising gross proceeds of $50.9 million – Tangible Equity / Assets at 12/31/13 equaled 16.94% 8

245-245-245 1-85-129 84-185-72 Westbury Bancorp’s Story – Cont’d. ► Deposits – Nearly 80% of our deposits at 12/31/13 are transaction related (non CD) accounts – #2 market share in Washington County with 15.5% of total market deposits as of 6/30/13 – Average customer age in the low 40s ► Technology – WBB has embraced technology as an organization – Customer base receptive to using technology - 74% of our depositors use “on-line” banking – Allowing us to “stream-line” how we offer products and services to our customers in a “cost effective” manner ► Attractive Market Demographics – Washington County and Waukesha County are attractive markets in which we operate 9

245-245-245 1-85-129 84-185-72 Neighborhood Bank Branding 10

245-245-245 1-85-129 84-185-72 Historical Assets & Equity 11 Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. $644 $625 $579 $526 $543 $536 $55 $53 $46 $47 $91 $91 8.6% 8.5% 8.0% 8.9% 16.7% 16.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% $0 $100 $200 $300 $400 $500 $600 $700 FYE 12/31/09 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 QE1 12/31/13 ($ i n m illi o n s) Total Assets ($mm) Total Equity ($mm) Total Equity / Total Assets (%)

245-245-245 1-85-129 84-185-72 38.1% 14.2% 32.8% 2.9% 6.9% 5.2% Loan Composition Historical Loan Trends Loan Composition Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 12 $494 $442 $404 $383 $347 $350 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 12/31/09 12/31/10 12/31/11 9/30/12 9/30/13 12/31/13 ($ in m illi o ns ) Single Family Multifamily CRE Construction & Land Commercial Business Consumer and Other 12/31/13 Loan Type ($000) 12/31/09 12/31/10 12/31/11 9/30/12 9/30/13 12/31/13 Single Family 195,165$ 39.5% 174,276$ 39.4% 167,013$ 41.4% 153,090$ 40.0% 132,496$ 38.2% 133,619$ 38.1% Multifamily 41,186 8.3 40,206 9.1 40,806 10.1 38,491 10.1 47,178 13.6 49,718 14.2 CRE 150,853 30.6% 135,902 30.8% 132,252 32.8% 132,782 34.7% 112,237 32.3% 114,911 32.8% Construction & Land 39,933 8.1 32,192 7.3 11,653 2.9 8,975 2.3 10,629 3.1 10,014 2.9 Commercial Business 36,090 7.3% 29,594 6.7% 23,383 5.8% 22,938 6.0% 25,003 7.2% 24,040 6.9% Consumer and Other 30,443 6.2 29,658 6.7 28,467 7.1 26,320 6.9 19,639 5.7 18,051 5.2 Total Loans 493,670$ 100.0% 441,828$ 100.0% 403,574$ 100.0% 382,596$ 100.0% 347,182$ 100.0% 350,353$ 100.0% % of Total % of Total % of Total % of Total % of Total % of Total

245-245-245 1-85-129 84-185-72 Deposit Composition Historical Deposit Trends Deposit Composition Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 13 12/31/13 16.5% 64.1% 19.5% $561 $556 $524 $467 $441 $439 $0 $100 $200 $300 $400 $500 $600 12/31/09 12/31/10 12/31/11 9/30/12 9/30/13 12/31/13 ($ in m illi o ns ) Non-interest Bearing Savings, Now, MMA CDs and IRAs Deposit Type ($000) 12/31/09 12/31/10 12/31/11 9/30/12 9/30/13 12/31/13 Non-interest Bearing 54,672$ 9.7% 53,474$ 9.6% 58,339$ 11.1% 67, 33$ 14.4% 72,331$ 16.4% 72,219$ 16.5% Savings, Now, MMA 329, 56 58.8 3 0,331 63.0 336,174 64. 290,800 62.3 2 8,940 63.3 281,0 7 64.1 CDs 176,7 1 31.5% 152,520 27.4% 129,76 2 .8% 108,925 23. % 89,707 20. % 5,389 19.5% Total Deposits 561,079$ 100.0 5 6,3 5$ 100.0 5 4,277$ 100.0 466,758$ 100.0 440,978$ 10 .0 438,625$ 100.0 % of Total % of Total % of Total % of Total % of Total % of Total

245-245-245 1-85-129 84-185-72 2.37 1.68 1.05 0.68 0.53 0.38 0.00 0.50 1.00 1.50 2.00 2.50 FYE 12/31/09 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 QE1 12/31/13 (% ) Low Cost of Funds Cost of Funds (%) Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 14

245-245-245 1-85-129 84-185-72 $36.0 $30.5 $19.1 $13.2 $10.4 $6.2 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 FYE 12/31/09 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 QE1 12/31/13 ($ i n m illi o n s) NPAs ($mm) Improving Credit Quality Source: Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 15

245-245-245 1-85-129 84-185-72 5.60 4.88 3.29 2.50 1.92 1.15 0.00 1.00 2.00 3.00 4.00 5.00 6.00 FYE 12/31/09 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 QE1 12/31/13 (% ) NPAs / Assets (%) Source: Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. Improving Credit Quality 16

245-245-245 1-85-129 84-185-72 Asset Quality Profile – Recent Quarters NPAs / Assets (%) LLR / NPLs (%) NCOs / Loans (%) LLR / Loans (%) Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 17 1.13 1.52 1.11 0.44 0.79 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% ) 2.24 2.19 1.72 1.92 1.15 0.00 0.50 1.00 1.50 2.00 2.50 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% ) 1.60 1.50 1.33 1.23 1.07 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% ) 60.8 49.9 58.8 48.8 75.6 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% )

245-245-245 1-85-129 84-185-72 Strong Capital Position ► Westbury maintains a low risk profile with strong capital levels Strong Capital Levels Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 18 8.6 8.5 8.0 8.9 16.7 16.9 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 FYE 12/31/09 FYE 12/31/10 FYE 12/31/11 FYE 9/30/2012 FYE 9/30/13 QE1 12/31/13 Ta n g. Co m m o n Eq u ity / T a n g. Ass e ts (% )

245-245-245 1-85-129 84-185-72 Profitability – Recent Quarters ROAA (%) Efficiency Ratio (%) Net Interest Margin (%) ROAE (%) Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. 19 7.14 2.75 (1.96) 0.96 0.30 (4.00) (2.00) 0.00 2.00 4.00 6.00 8.00 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% ) 3.97 3.74 3.52 3.74 3.49 3.20 3.30 3.40 3.50 3.60 3.70 3.80 3.90 4.00 4.10 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% ) 0.64 0.24 (0.31) 0.16 0.05 (0.40) (0.20) 0.00 0.20 0.40 0.60 0.80 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% ) 78.5 79.9 110.4 93.0 96.3 0.0 20.0 40.0 60.0 80.0 100.0 120.0 FQ1 2013 FQ2 2013 FQ3 2013 FQ4 2013 FQ1 2014 (% )

245-245-245 1-85-129 84-185-72 Shareholder Focus ► Grow earnings organically – Infrastructure / team of leaders in place – Use technology to grow revenue (through customers) and stream-line costs ► Capital management – Board intends to consider: – Stock repurchases – Dividend policy ► Acquisitions – Believe organic growth and capital management tools are currently the best ways to build shareholder value – While acquisitions are not a priority, we would consider an acquisition if the “right” opportunity arose in one of the markets on which we are focused – Factors/considerations for determining whether an acquisition makes sense or not include: • Cultural fit • Attractively priced • Amount of dilution/accretion • TBV earnback period 20

245-245-245 1-85-129 84-185-72 Summary ► Executive leadership in place ► Future loan growth – “Offense” vs. “Defense” – Commercial lending team in place – Focus now on originating loans and acquiring new customers as opposed to problem asset resolution ► We view ourselves as an innovative community bank – Management and the Board believe the way traditional banking is done by customers is evolving – We have embraced change by utilizing technology and examining the best ways to cost effectively deliver products and services to our customers – Strong, recognizable neighborhood brand ► Strong balance sheet – Strong capital levels – Asset quality issues under control ► While concerns exist – regulatory costs, competitor pricing pressure, ability to reduce overhead – we believe the Company is well-positioned for the future 21

245-245-245 1-85-129 84-185-72 Questions?